UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 21, 2010

BIOMODA, INC.
(Exact name of registrant as specified in its charter)

New Mexico	333-90738	85-0392345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 Broadway NE Albuquerque, NM	87102
(Address of Principal Executive Offices)	(Zip Code)

(505) 821-0875
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 15, 2010, Biomoda, Inc., a New Mexico corporation (the “Company”), entered into a Securities Purchase Agreement with two institutional investors (collectively, the “Purchasers”), pursuant to which the Company agreed to sell in a private placement transaction (the “Financing”) (i) an aggregate of $560,000 in principal amount of convertible notes (“Notes”), with a conversion price  equal to the lesser of $.25 or 80% of the average of the three lowest daily VWAPs for the 20 consecutive trading days prior to the date on which a Purchaser elects to convert all or part of its Note and  (ii) 5-Year Warrants to purchase an aggregate of 2,000,000 shares of common stock with an exercise price of $0.25 per share.

The shares of common stock issuable upon conversion of the Notes and exercise of the Warrants are restricted securities.

The Securities Purchase Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.  The Securities Purchase Agreement contains representations and warranties of the Company and the Purchasers which are typical for transactions of this type.  The representations and warranties made by the Company in the Securities Purchase Agreement are qualified by reference to certain exceptions contained in a disclosure schedule attached to the Purchase Agreement.  A copy of the form of the Convertible Note is attached to this report as Exhibit 4.1 and a copy of the form of Warrant is attached as Exhibit 4.2, each of which is incorporated herein by reference.

The description of the documents and transaction are summaries only and are qualified in their entirety by reference to the Exhibits and have been described herein to provide you with information regarding their terms.  They are not intended to provide any other factual information about the Company.  Such information about the Company can be found elsewhere in other public filings that the Company has made with the Securities and Exchange Commission and that are available without charge at www.sec.gov.

Item 3.02. Unregistered Sales of Equity Securities.

The information required by Item 3.02 is included in Item 1.01 and incorporated herein by reference.

Item 8.01. Other Events.

On September 21, 2010, the Company issued a press release announcing the Financing.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
4.1	Form of Convertible Note
4.2	Form of Warrant.
10.1	Form of Securities Purchase Agreement, dated September 15, 2010, by and between the Company and the Purchasers.
99.1	Press Release issued by Biomoda, Inc. on September 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMODA, INC.

Date: September 21, 2010	By:	/s/ John J. Cousins
John J. Cousins
President